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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 22, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                                ----------------


          MINNESOTA                                              41-1595629
(State or other jurisdiction                                   (IRS Employer
      of incorporation)                                      Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2005, ATS Medical, Inc. (the "Company") entered into a Marketing Services Agreement (the "Agreement") with Alabama Tissue Center, Inc. ("ATC"; also known as Regeneration Technologies, Inc. -- Cardiovascular), a subsidiary of Regeneration Technologies, Inc. Under the terms of the Agreement, ATC has appointed the Company as its exclusive marketing services representative to promote, market and solicit orders for ATC's processed cardiovascular allograft tissue from doctors, hospitals, clinics and patients throughout North America. The Company will be compensated for its services based on a percentage of the fee paid by ATC's customers for the processed tissue net of transportation charges and discounts. The Agreement will become effective on July 21, 2005 and will terminate on June 30, 2008, subject to two one-year automatic renewals through June 30, 2010. The Agreement may be terminated or declared non-exclusive by ATC if the total orders for processed tissue received by ATC under the Agreement do not meet certain minimum performance levels for two consecutive quarters. If ATC decides to market the processed tissue outside of North America, the Company has a right to first negotiation with respect to that additional territory.

A copy of the Agreement will be filed as an exhibit to the Company's Form 10-Q for the quarterly period ended June 30, 2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATS MEDICAL, INC.




                                              By: /s/ John R. Judd
                                                  ------------------------------
                                                  John R. Judd
                                                  Chief Financial Officer


Date:  June 27, 2005